UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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Filed by a Party other than the Registrant [  ]

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Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

Attn: Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019

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STONE HARBOR INVESTMENT FUNDS
(the “Trust”)

NOTICE OF MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 2, 2015

To the Shareholders:

Notice is hereby given that the Meeting of Shareholders (the “Meeting”) of the series of Stone Harbor Investment Funds (the “Trust”) will be held at the offices of Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019, on April 2, 2015, at 3:00 p.m. Eastern Time.  The series of the Trust (each, a “Fund” and, collectively, the “Funds”) are Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.

The Meeting will be held for the following purposes:

1.	Shareholders of the Trust are being asked to elect two (2) Trustees; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on February 17, 2015 has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUNDS.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Stone Harbor Investment Funds

/s/ Peter J. Wilby
Peter J. Wilby
President

March 2, 2015

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STONE HARBOR INVESTMENT FUNDS
(the “Trust”)
MEETING OF SHAREHOLDERS

March 2, 2015

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “Board”) for use at the Meeting of Shareholders of the Funds (the “Meeting”) to be held at the offices of Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019, on April 2, 2015, at 3:00 p.m. Eastern Time, and at any adjournments thereof.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about March 3, 2015.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 3, 2015 of the Notice of Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers and regular employees of ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator and transfer agent, Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Adviser”), the Funds’ investment adviser, and affiliates of ALPS and Stone Harbor, and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.  Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services.  The expenses incurred in connection with preparing this Proxy Statement and its enclosures and the fees and expenses of Broadridge will be paid by the Trust.  The Trust will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Shares (as defined below).

THE FUNDS’ MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2014, AND SEMI-ANNUAL REPORT, INCLUDING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDING NOVEMBER 30, 2014, TO THE EXTENT APPLICABLE, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUNDS AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203, BY CALLING THE FUNDS AT 1-866-699-8125 OR AT WWW.SHIPLP.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” the nominees for Trustee identified herein, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Funds at c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, with no notice to shareholders other than announcement at the Meeting.  A shareholder vote may be taken on the proposal described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate.  Any such adjournment for the Meeting will require the affirmative vote of a majority of those Shares of the Trust present at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any nominee in favor of such adjournment and will vote those proxies which “withheld authority” with respect to each nominee against such adjournment.

The close of business on February 17, 2015 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

Each Fund has authorized two  classes of capital stock: Institutional Class and Distributor Class.  However, only Institutional Class shares are currently outstanding (referred to herein as (“Shares”)).  The holders of Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the following number of Shares were outstanding for each Fund:

Fund	Shares Outstanding

Stone Harbor Emerging Markets Debt Fund	195,709,989.48400

Stone Harbor High Yield Bond Fund	32,413,149.39400

Stone Harbor Local Markets Fund	217,827,773.895

Stone Harbor Emerging Markets Corporate Debt Fund	2,690,081.09000

Stone Harbor Investment Grade Fund	935,963.64700

Stone Harbor Strategic Income Fund	3,285,667.03900

Stone Harbor Emerging Markets Debt Allocation Fund	8,449,400.09200

Total	461,312,024.6410

PROPOSAL 1
ELECTION OF NOMINEE
TO THE TRUST’S BOARD OF TRUSTEES

Nominee for the Trust’s Board of Trustees

The two nominees named below have been nominated for election as Trustees of the Trust effective April 2, 2015, or the date of the Meeting, whichever is later.  If the nominees are elected, they will serve indefinite terms as Trustees until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

The Trust is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board may, in its discretion and subject to the Investment Company Act of 1940, as amended (the “1940 Act”), select another person to fill the vacant position.  Each nominee has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Although the Trust does not intend to hold annual shareholder meetings, it may hold shareholder meetings from time to time on important matters.  Shareholders owning more than 10% of the outstanding shares of the Trust or a Fund also have the right to call a meeting.  With the requisite vote, shareholders may remove a Trustee or take other action as described in the Trust’s organizing documents.  If at any time, less than a majority of the Trustees holding office have been elected by the shareholders of the Trust, the Trustees then in office will promptly, but in no event later than sixty (60) days, call a shareholders’ meeting for the purpose of electing Trustees to the Trust.

Proposal 1:  Nominees

At the Meeting, shareholders of the Trust will be asked to elect the following nominees to serve as Trustees on the Trust’s Board of Trustees.  Mr. Flanagan is currently a Trustee.

(1)	Thomas K. Flanagan
(2)	Glenn Marchak

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting.  If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee's or Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of the Trust, which is structured as an open-end series management investment company organized as a Massachusetts business trust.

Trustee/Nominee Name	Experience, Qualifications, Attributes and/or Skills for Board Membership
Alan Brott (Trustee)
Significant experience on the Board of Trustees of the Trust, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon (Trustee)
Significant experience on the Board of Trustees of the Trust, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; executive experience in the mutual fund industry.

Patrick Sheehan (Trustee)
Significant experience on the Board of Trustees of the Trust, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

Thomas K. Flanagan (Trustee/Nominee)
Significant experience on the Board of Trustees of the Trust, Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund. Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

Glenn Marchak (Nominee)
Significant experience serving as a member of the boards of New York Stock Exchange traded closed-end management investment companies and/or other business organizations, including in the role of Chairman of the audit committees.

Executive and portfolio management experience in the financial, investment management and mutual fund industries. Public accounting experience.

Also, additional information regarding each Trustee's or Nominee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees/Nominees is provided in the table below.

Additional Information About Each Trustee and the Trust’s Officers

The table below sets forth the names, addresses and ages of the Trustees and principal officers of the Trust, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex and their other directorships of public companies.  Each Trustee holds office until the expiration of the term of the relevant class and the election and qualification of his successor, or until he sooner dies, resigns, retires or is disqualified or removed from office.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Associate Professor, 2000-Present; Consultant, 1991-Present.	10
Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II and Excelsior Private Markets Fund III.

Heath B. McLendon 1933	Trustee	Since June 21, 2007	Retired; formerly Citigroup – Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.

Patrick Sheehan 1947	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.

NOMINEE FOR INDEPENDENT TRUSTEE

Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee (3)	Other Directorships Held by Nominee
Glenn Marchak 1956	N/A	N/A	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 – Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 – September 2014)	2	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Inc. and Apollo Senior Floating Rate Fund Inc.
INTERESTED TRUSTEE
Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Thomas K. Flanagan* 1953	Chairman; Trustee/Nominee	Since October 17, 2012	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.

*	Mr. Flanagan is an interested person of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.
(1)	The business address of each Trustee and Officer of the Trust is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board.
(3)
For purposes of the tables above, the Stone Harbor Fund Complex includes the Funds, and Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Investment Adviser (together, the “Closed-End Funds”).

OFFICERS

Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since June 21, 2007
Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer – North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Dan Berkery 1967	Executive Vice President	Since September 27, 2010
Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since June 2010, Portfolio Manager of Stone Harbor; prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O’Conner; joined UBS O’Conner in 2000.

Pablo Cisilino 1967	Executive Vice President	Since June 21, 2007
Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund and Strategic Income Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige 1967	Executive Vice President	Since June 21, 2007
Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

David Oliver 1959	Executive Vice President	Since September 29, 2008
Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund; since June 1, 2008, Senior Portfolio Manager of Stone Harbor, from 1986 to June 1, 2008, Managing Director in Emerging Market sales and trading Citigroup.

Angus Halkett 1977	Executive Vice President	Since October 17, 2012
Co-portfolio manager of  Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

William Perry 1962	Executive Vice President	Since October 17, 2012
Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund and Strategic Income Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan Chase.

Marianne Rossi 1960	Executive Vice President	Since September 27, 2010
Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since June 2010, Portfolio Manager of Stone Harbor; from October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watts/BNP Paribas Asset Management; from December 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; prior to December 2006; Head of Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; joined UBS Global Asset Management in 2000.

Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
David Torchia 1959	Executive Vice President	Since July 17, 2013
Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1984.

Roger Lavan 1963	Executive Vice President	Since July 17, 2013
Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and senior portfolio manager responsible for U.S. governments, mortgages and asset-backed securities at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1987.

David Scott 1961	Executive Vice President	Since July 17, 2013
Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.

David Griffiths 1964	Executive Vice President	Since July 17, 2013
Co-portfolio manager of Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.

Catherine Nolan 1960	Executive Vice President	Since July 17, 2013
Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Director, Senior Vice President and Senior High Yield Credit Analyst at Credit Suisse Asset Management/DLJ Asset Management, Associate Director and Senior High Yield Credit Analyst for Bear Sterns Asset Management.

Wei Romualdo 1970	Executive Vice President	Since July 17, 2013
Co-portfolio manager of Strategic Income Fund; since April 2006, Portfolio Manager and Credit Analyst of Stone Harbor; prior to April 2006, Director and Senior Analyst at Citigroup Asset Management; joined Citigroup Asset Management in 1998.

Jeffrey S. Scott 1959	Chief Compliance Officer	Since June 21, 2007
Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since April 16, 2014
Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Amanda Suss 1969	Treasurer	Since April 16, 2014
Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Adam J. Shapiro 1963	Secretary/ Anti-Money Laundering Officer	Since June 21, 2007
Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Name and Year of Birth(1)	Position with the Trust	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Vilma Valdez 1977	Assistant Secretary	Since January 21, 2015	Associate Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.
Gina Meyer 1980	Assistant Treasurer	Since July 17, 2013
Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

(1)	The business address of each Trustee and Officer of the Trust is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Beneficial Ownership of Shares Held in the Funds and in all Funds in the Fund Complex for Each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities held in the Funds and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Trustee	Dollar Range of Equity Securities in the Funds(1)								Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
	Emerging Markets Debt Fund	High Yield Bond Fund	Local Markets Fund	Emerging Markets Corporate Debt Fund	Investment Grade Fund	Strategic Income Fund	Emerging Markets Debt Allocation Fund	Emerging Markets Debt Blend Fund
Alan Brott	None	None	None	None	None	None	None	None	$10,001- $50,000

Patrick Sheehan	None	None	None	None	None	None	None	None	$10,001- $50,000

Heath B. McLendon	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	None	None	None	Over $100,000

Thomas K. Flanagan	None	None	None	None	None	None	None	None	Over $100,000

Glenn Marchak	None	None	None	None	None	None	None	None	None

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Trustee Compensation

The Stone Harbor Fund Complex (as defined above) pays each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Investment Adviser or any of its affiliates a fee of $84,000 per year.  Effective January 1, 2015, these fees are allocated over the Fund Complex based on the average net assets of each Fund and of the Closed-End Funds.  Interested Trustees of the Trust are not compensated by the Funds.  All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.  For the fiscal year ended May 31, 2014, the trustees who are not “interested persons,” as defined by the 1940 Act (the “Independent Trustees”), received the following compensation.  Because the Independent Trustees’ compensation is allocated based on Fund assets, the compensation allocated to the Trust in 2015 may differ from the amount set forth in the table below.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND COMPLEX PAID TO TRUSTEE
Alan Brott, Trustee*	$54,000	None	None	$84,000
Heath B. McLendon, Trustee*	$54,000	None	None	$84,000
Patrick Sheehan, Trustee*	$54,000	None	None	$84,000
* Designates member of Audit Committee

The Trust does not pay retirement benefits to its Trustees and officers.  No officer, trustee or employee of the Investment Adviser or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.
During the fiscal year ended May 31, 2014, the Board of Trustees of the Trust met four times.  Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Role of the Board of Trustees, Leadership Structure and Risk Oversight
The Role of the Board of Trustees.  The Board oversees the management and operations of the Trust’s affairs.  The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.  Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Investment Adviser, administrator, custodian and transfer agent, each of which is discussed in greater detail in the Fund’s Prospectus or Statement of Additional Information.  The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  The Board receives regular reports from these officers and service providers regarding the Trust’s operations.  For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are generally provided as part of formal in person Board meetings which are typically held quarterly and involve the Board’s review of, among other items, recent Trust operations.  The Trust’s management also provides periodic updates between meetings.
Board Structure and Leadership.  The Board currently consists of four Trustees, three of whom are Independent Trustees.  If Mr. Marchak is elected, the Board will have four Independent Trustees.  The Chairman of the Board, Thomas K. Flanagan, is employed by the Investment Adviser as a portfolio manager for various investment vehicles advised or sponsored by the Investment Adviser.  Mr. Flanagan is an interested Trustee (“Interested Trustee”) because of his position with the Investment Adviser.  As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance. The Board also has an Audit Committee and a Nominating Committee, each of which is comprised exclusively of all of the Independent Trustees.

The Trust does not have a lead Independent Trustee.  However, because much of the Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Independent Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process.  In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of Funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman.  The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations.  The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.  These characteristics include: (i) the Investment Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Flanagan’s additional role with the Investment Adviser, which enhances the Board’s understanding of the operations of the Investment Adviser and of the Funds.
Audit Committee.  The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm and the Funds’ compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm.  The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Investment Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.  The Audit Committee members, all of whom are Independent Trustees, are currently Messrs. Brott (Chairman), Sheehan and McLendon.  If Mr. Marchak is elected, he will join the Audit Committee. The Audit Committee of the Board met two times during the fiscal year ended May 31, 2014.
Nominating Committee. The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees.  The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate.  Stockholders who wish to recommend a nominee should send recommendations to the relevant Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees.  A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders.  The Nominating Committee will consider nominees recommended by each Fund’s shareholders when a vacancy becomes available.   Members of the Nominating Committee are currently Messrs. Brott, Sheehan and McLendon.  If Mr. Marchak is nominated, he will join the Nominating Committee.  The Nominating Committee of the Board did not meet during the fiscal year ended May 31, 2014.

Risk Management.  The Board’s role is one of oversight, rather than active management.  This oversight extends to the Trust’s risk management processes.  These processes are embedded in the responsibilities of officers of, and service providers to, the Trust.  For example, the Investment Adviser is primarily responsible for management of each Fund’s investment risks.  The Board has not established a formal risk oversight committee.  However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.  For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Investment Adviser, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting.  The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust.  The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of such Fund, including its investment risks.
Other Board Related Matters

The Trust does not require Trustees to attend the Meeting of Shareholders.

REQUIRED VOTE

The election of the listed nominees for Trustee of the Trust requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Shares represented at the Meeting, if a quorum is present.  Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of each Fund.

THE TRUST’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE TRUST’S RESPECTIVE NOMINEES.

PRINCIPAL SHAREHOLDERS
As of February 17, 2015, the following shareholders owned 5% or more of the outstanding shares of the each Fund as listed below:
Fund	Name	Percentage Interest	Type of Ownership
Emerging Markets Debt Fund - Distributor Class	None
Emerging Markets Debt Fund - Institutional Class	MAC & CO Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	7.71%	Record
	Parochial Employees Retirement System of Louisiana 7905 Wrenwood Blvd Baton Rouge, LA 70809	8.36%	Record
	Wells Fargo Bank, NA FBO University of Colorado Hospital 733 Marquette Ave Minneapolis, MN 55402-2309	7.36%	Record
	Mellon Trust 3 Mellon Bank Center Pittsburgh, PA 15259	9.90%	Record

Fund	Name	Percentage Interest	Type of Ownership
High Yield Bond Fund - Distributor Class	None
High Yield Bond Fund - Institutional Class	IMF Staff Retirement Plan 700 19th Street NW Washington D.C. 20431	42.48%*	Record
	Northern Trust Company FBO Weil Gotshal & Manges LLP Master Pension Trust PO Box 92956 Chicago, IL 60675	10.73%	Record
	Tennessee Valley Authority Retirement System 400 S Summit Hill Dr. Knoxville, TN 37902-1419	6.10%	Record
	Bank of America N.A. as Trustee for The Hartford Foundation for Public Giving 200 Glastonbury Blvd. Glastonbury, CT 06033-4418	7.81%	Record
	National Financial Services, LLC 82 Devonshire St. Mailzone ZE7F Boston, MA 02109	5.31%	Record
Local Markets Fund - Distributor Class	None
Local Markets Fund - Institutional Class	National Financial Services LLC 200 Liberty Street One World Financial Center Attn: Mutual Fund Department, 5th Floor New York, NY 10281	11.64%	Record
	Charles Schwab & Co. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	6.14%	Record
	MAC & CO Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	8.36%	Record
	American International Group Inc. Retirement Plan 13/160 Water St. New York, NY 10270	12.55%	Record

Fund	Name	Percentage Interest	Type of Ownership
Emerging Markets Corporate Debt Fund - Distributor Class	None
Emerging Markets Corporate Debt Fund - Distributor Class	Hanford Multi-Employer Pension Trust PO Box 650 H3-80 Richland, WA 99354-1874	7.64%	Record
	Santa Barbara County Employees Retirement Plan 3916 State Street Santa Barbara, CA 93105	25.28%	Record
	AFTRA Retirement Plan 261 Madison Ave., 7th Floor New York, NY 10016	17.67%	Record
	FedEx Corporation Employees Pension Trust 942 S. Shady Grove Rd. Memphis, TN 38120-4117	21.64%	Record
	Robert Bosch Corporation Master Retirement Trust 2800 S. 25th Ave Broadview, IL 60155-4594	9.67%	Record
	Western Washington Laboreres Employers Pension Trust 201 Queen Anne Ave North Seattle, WA 98109-4835	7.60%	Record
Investment Grade Fund - Distributor Class	None
Investment Grade Fund - Institutional Class	Stone Harbor Strategic Income Fund 31 W 52nd St. STE 1602 New York, NY 10019-6125	99.89%*	Record
Strategic Income Fund - Distributor Class	None

Fund	Name	Percentage Interest	Type of Ownership
Strategic Income Fund - Institutional Class	American Heart Association, Inc. 7272 Greenville Ave. Dallas, TX 75231-4596	64.42%	Record
	Roger Lavan, Laura Lavan & JTWROS c/o Stone Harbor Investment Partners LP 31 W 52nd St. STE 1602 New York, NY 10019-6125	7.96%	Beneficial
	Peter J Wilby c/o Stone Harbor Investment Partners LP 31 W 52nd St. STE 1602 New York, NY 10019-6125	15.92%*	Beneficial
	David Torchia, Charlene Torchia & JTWROS c/o Stone Harbor Investment Partners LP 31 W 52nd St. STE 1602 New York, NY 10019-6125	7.96%	Beneficial
Emerging Markets Debt Allocation Fund – Distributor Class	None
Emerging Markets Debt Allocation Fund – Institutional Class	Wendell & Co. Mutual Fund Operations PO Box 319 RM 153-3603 Pittsburgh, PA 15230-3198	79.14%	Record
	MAC & CO Mutual Fund Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	20.86%	Record
Emerging Markets Debt Blend Fund – Distributor Class	None
Emerging Markets Debt Blend Fund – Institutional Class	None

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.  To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Management Ownership: As of December 31, 2014, the Trustees and officers of the Funds, as a group, owned less than 1% of each class of the outstanding shares of each Fund, except the Strategic Income Fund, of which the Trustees and officers own 31.84% of the Fund’s outstanding shares.
None of the Independent Trustees or Nominees for Independent Trustees or their immediate family members owns securities in the Investment Adviser or principal underwriter, nor do they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Investment Adviser or principal underwriter.
ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as the Funds’ independent registered public accounting firm for the fiscal year ending May 31, 2015. Deloitte acted as the Funds’ independent registered public accounting firm for the fiscal year ending May 31, 2014. None of the Funds knows of any direct financial or material indirect financial interest of Deloitte in a Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed by Deloitte for the Funds’ last two fiscal years as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of each Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of a Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
2014	2013	2014	2013	2014	2013	2014	2013
$257,000	$236,000	$0	$0	$29,340	$18,540	$0	$0

The Trust’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the  Investment Adviser and the relevant Fund’s service providers controlling, controlled by or under common control with the Investment Adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the relevant Fund.  The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee and the Chairman of the Audit Committee must report to the Audit Committee at its next regularly scheduled meeting after the Audit Committee Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Investment Adviser or the relevant Fund’s officers).  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the Investment Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its independent accountant during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit.  All of the audit, audit-related and tax services described above for which Deloitte billed the Funds fees for the fiscal year ended May 31, 2014 were pre-approved by the Audit Committee.

The Investment Adviser, Principal Underwriter and Administrator

Stone Harbor Investment Partners LP is the investment adviser for each Fund, and its business address is 31 West 52nd Street, 16th Floor, New York, New York 10019.

ALPS Distributors, Inc. is the principal underwriter for each Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Fund Services, Inc. is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election.  Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of the Funds will be informed of the voting results of the Meeting in the Funds’ Annual Report dated May 31, 2015.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Funds do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with the Board of Trustees

Shareholders may mail written communications to the Trust’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 31 West 52nd Street, 16th Floor, New York, New York 10019. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

There will normally be no meetings of shareholders for the purpose of electing Trustees, except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a net asset value of at least $25,000 (with respect to the Trust) or constituting at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will undertake to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.